SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report ( Date of earliest event reported): May 11, 2004

                          VALLEY FORGE SCIENTIFIC CORP.
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               (Exact name of registrant as specified in charter)

                                  PENNSYLVANIA
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                 (State or other jurisdiction of incorporation)

        001-10382                                  23-2131580
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 (Commission File Number)            (IRS Employer Identification Number)

             136 Green Tree Road, Suite 100 Oaks, Pennsylvania 19456
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                    (Address of principal executive offices)

                                 (610) 666-7500
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              (Registrant's telephone number, including area code)
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Item 12.  Results of Operations and Financial Condition

On May 11, 2004, Valley Forge Scientific Corp. issued a press release announcing its financial results for the second quarter and six months ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 12.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Commission.

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                                   SIGNATURES
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         Pursuant to the requirement of the Securities Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 11, 2004

                                        VALLEY FORGE SCIENTIFIC CORP


                                    By: /s/ JERRY L. MALIS
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                                        Jerry L. Malis, President and
                                        Chief Executive Officer


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                                  Exhibit Index

     Exhibit No.           Description
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        99.1               Valley Forge Scientific Corp. Press Release
                           Dated May 11, 2004

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